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CALIFORNIA
 UNITED BANK

                            CHANGE IN TERMS AGREEMENT

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BORROWER: Puroflow Incorporated           LENDER: California United Bank
          16559 Sallcoy Street                    Encino Commercial Loan Center
          Van Nuys, CA 91406                      16030 Ventura Boulevard
                                                  Encino, CA 91436

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  PRINCIPAL AMOUNT:  $750,000.00              DATE OF AGREEMENT:  JULY 14, 1997

  DESCRIPTION OF EXISTING INDEBTEDNESS. A Promissory Note dated as of August 12, 1996 in the original principal amount of $750,000.00, executed by Borrower in favor of Lender.

  DESCRIPTION OF COLLATERAL. This Note is secured by the Collateral as defined in that certain Commercial Security Agreement, dated as of August 12, 1996, as it may amended, modified, supplemented, replaced, or restated, from time to time, executed by Grantor in favor of Lender.

  DESCRIPTION OF CHANGE IN TERMS. The maturity date is amended from June 3, 1997 to June 3, 1998. Effective as of July 3, 1997, the interest rate is changed from the Index rate plus one and one-half percent (1.50%) to the Index rate plus one percent (1.00%). Regularly scheduled monthly interest payments shall continue to be due and payable as provided in said Note, commencing August 3, 1997.

  ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver, or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
  Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Agreement, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Agreement, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

  CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent action.

  PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

  BORROWER:
  Puroflow Incorporated

  By: /s/Michael H. Figoff
      ------------------------------------
      Michael H. Figoff, President/CEO

  LENDER:

  California United Bank

  By:
      ------------------------------------
      Authorized Officer

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                           EXHIBIT A

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CALIFORNIA
 UNITED BANK

                     DISBURSEMENT REQUEST AND AUTHORIZATION

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BORROWER: Puroflow Incorporated           LENDER: California United Bank
          16559 Saticoy Street                    Encino Commercial Loan Center
          Van Nuys, CA 91406                      16030 Ventura Boulevard
                                                  Encino, CA 91436

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  LOAN TYPE.  This is a Variable Rate (1.000% over prime rate published on a daily basis in the "Money Rates" Section of the Western Edition of The Wall Street Journal, making an initial rate of 9.500%), Revolving Line of Credit Loan to a Corporation for $750,000.00 due on June 3, 1998.

  PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

          / /  Personal, Family, or Household Purposes or Personal Investment.

          /x/  Business (Including Real Estate Investment).

  SPECIFIC PURPOSE. The specific purpose of this loan is: Finance short term working capital requirements.

  DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $750,000.00 as follows:

          UNDISBURSED FUNDS:                          $750,000.00
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          NOTE PRINCIPAL:                             $750,000.00

  CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

          PREPAID FINANCE CHARGES PAID IN CASH:         $2,250.00
               $1,875.00 Loan Fee
               $300.00 Loan Documentation Fee
               $75.00 Credit Report Fee

          OTHER CHARGES PAID IN CASH:                     $150.00
               $150.00 Asset Search Fee
                                                  ---------------

          TOTAL CHARGES PAID IN CASH:                   $2,400.00


  AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 1055275 the amount of any loan payment. If the funds in the account are Insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason. Borrower or Lender may voluntarily terminate Automatic Payments.

  FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 14, 1997.

  BORROWER:

  Puroflow Incorporated


  By: /s/Michael H. Figoff
      ----------------------------------
      Michael H. Figoff, President CEO

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

                       SECOND AMENDMENT TO LOAN AGREEMENT:


THIS AGREEMENT, dated as of July 14, 1997 is entered into by and between PUROFLOW INFORPORATED, a Delaware corporation ("Borrower"), and CALIFORNIA UNITED BANK, a California banking corporation ("Lender").

                                    RECITALS:

     A. The Borrower and Lender are parties to a Loan Agreement dated as of August 12, 1996, as amended dated as of March 14, 1997, (collectively the "Agreement").

     B. Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

     C. Borrower and Lender are contemporaneously with this Agreement entering into a Change in Terms Agreement which may also amend certain terms of the Loan Agreement.

                                    AGREEMENT:

     Borrower and Lender agree as follows:

1. Each of the terms defined in the Agreement, unless otherwise defined herein, shall have the same meaning when used herein.

2. The section titled OTHER REPORTS (d) of the Agreement is deleted without substitution therefor.


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3.   The section titled CASH COLLATERAL ACCOUNT of the Agreement is amended in full to read as follows:

     CASH COLLATERAL ACOUNT. Lender may, at its sole and absolute discretion, require Borrower to maintain a Cash Collateral Account with Lender, in which Lender shall have a first priority security interest in the Commercial Security Agreement and the Assignment of Deposit Account. All deposits made by Borrower or on behalf of Borrower shall be made to the Cash Collateral Account with the daily ending balance of each account being applied to the outstanding balance on the Line of Credit.

4. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment and the Agreement shall be read together, as one document.

5.   Borrower represents and warrants as follows:

     (a) Each of the representations and warranties contained in the Agreement, as amended hereby, is hereby reaffirmed as of the date hereof;

     (b) The execution, delivery and performance of this Amendment and any note required hereunder are within the Borrower's powers, have been duly authorized by all necessary action, have received all necessary governmental approvals, if any, and do not contravene any law or any contractual restriction binding on Borrower, and

     (c) No event has occured and is continuing or would result from this Amendment that constitutes an Event of Default under the Agreement, or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


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     WITNESS the due execution hereof as of the date first above written.


PUROFLOW INCORPORATED


By: /s/ Michael H. Figoff
    ----------------------------
    Michael H. Figoff, President/CEO


CALIFORNIA UNITED BANK


By:
    -----------------------------------
    Tom Roche, Assistant Vice President


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